Exhibit 10.1

Corporate Use

BY E-MAIL and BY COURIER

Brenmiller Energy Ltd (the “Borrower”)

13 Amal St.

Rosh Haayin

Israel

For the attention of: Nir Brenmiller, Executive Vice President
[**]

Luxembourg, 8 July 2024	JU/OPS-POURFV/SB/emc N° 2024-09308

Subject:	NEW THERMAL STORAGE MANUFACTURING PLANT (EDP)
Operation Number (Serapis N°): 2018-0605; Contract Number (FI N°): 90061
Finance contract between the European Investment Bank (the “Bank”) and the Borrower dated 31 March 2021, as amended from time to time prior to the date of this Letter (the “Finance Contract”)

Amendment Letter N° 5

Dear Sirs,

We refer to the Finance Contract.

1.	DEFINITIONS AND INTERPRETATION

1.1.	In this amendment letter (the “Letter”):

“Effective Date” means the date on which the Bank confirms (including by electronic mail or other electronic means) to the Borrower that the Bank has received in form and substance satisfactory to it:

(a)	a scanned version of the signed Letter in accordance with the provisions of Article 7 (Signing Instructions) of this Letter, duly signed by the Borrower;

(b)	evidence of payment to the Bank of the Amendments Fee set out in Paragraph 6 (Amendments Fee) below;

(c)	evidence that the execution of this Letter by the Borrower has been duly authorised and that the person or persons signing this Letter on behalf of the Borrower is/are duly authorised to do so. Such evidence must be provided by the Borrower together with this duly signed Letter, unless it has been previously delivered to the Bank, or the Borrower confirms in writing that no change has occurred in relation to the authority of the person or persons authorised to sign this Letter on behalf of the Borrower; and

(d)	evidence a copy of any other authorisation or other document, opinion or assurance which the Bank considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of, and the transactions contemplated by, this Letter or the security provided in respect of this Letter or the validity and enforceability of this Letter or any ancillary documents thereto.

1.2	Unless the context otherwise requires or unless otherwise defined, terms defined in the Finance Contract and expressions used in the Finance Contract have the same meaning when used in this Letter.

1.3	The principles of construction set out in the Finance Contract shall have effect as if set out in this Letter.

1.4	Any reference to an “Article” is, unless the context otherwise requires or it is indicated otherwise, a reference to an Article of this Letter.

1.5	Article headings are for ease of reference only.

1.6	With effect from the Effective Date, any reference in the Finance Contract to “this Contract” (or other similar references) shall be read and construed as a reference to the Finance Contract, as amended by this Letter

2.	AMENDMENTS TO THE FINANCE CONTRACT

2.1	With effect from the Effective Date, limb (b) of the definition “Final Availability Date” in Article 1.2 (Definitions) of the Finance Contract shall be deleted in its entirety and replaced with the following:

“(b) in relation to Tranche B, the date falling forty-eight (48) months after the date of the Finance Contract.’”

2.2	With effect from the Effective Date, the definition “Fixed Rate” in Article 1.2 (Definitions) of the Finance Contract shall be deleted in its entirety and replaced with the following:

““Fixed Rate” means for Tranche A 5% (500 basis points) per annum and for Tranche B 5% (500 basis points) per annum.”

2.3	With effect from the Effective Date, the definition “Relevant Business Day” in Article 1.2 (Definitions) of the Finance Contract shall be deleted in its entirety and replaced with the following:

“Relevant Business Day” means a day on which real time gross settlement system operated by the Eurosystem (T2), or any successor system, is open for settlement of payments in EUR.”

2.4	With effect from the Effective Date, limb (b) of Article 6.2 (Time and place of payment) of the Finance Contract shall be deleted in its entirety and replaced with the following:

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2.5	With effect from the Effective Date, Schedule A (Investment Specification and Reporting) of the Finance Contract shall be deleted in its entirety and replaced with the following:

Schedule A - Investment Specification and Reporting

[Intentionally omitted pursuant to Regulation S-K, Item 601(a)(5)]

2.6	With effect from the Effective Date, Schedule B (Definition of Euribor) of the Finance Contract shall be deleted in its entirety and replaced with the following:

Schedule B

Definition of Euribor

[Intentionally omitted pursuant to Regulation S-K, Item 601(a)(5)]

2.7	With effect from the Effective Date, Schedule K (Permitted Grants) of the Finance Contract shall be deleted in its entirety and replaced with the following:

Schedule K

Permitted Grants

[Intentionally omitted pursuant to Regulation S-K, Item 601(a)(5)]

3.	REPRESENTATIONS

3.1	The Borrower represents and warrants to the Bank on the date it countersigns this Letter and on the Effective Date that:

(a)	each Repeating Representation is correct in all respects on the date of counter signature of this Letter;

(b)	no Event of Default has occurred and is continuing unremedied or unwaived;

(c)	it complies with its obligations under the Finance Documents and it undertakes to promptly inform the Bank should it no longer so comply; and

(d)	has taken all necessary actions to authorise its entry into, performance and delivery, of this Letter and the transactions contemplated hereby.

4.	MISCELLANEOUS

4.1	Other than in accordance with the provisions of Article 2 (Amendments to the Finance Contract) of this Letter, nothing in this Letter shall affect the rights of the Bank in respect of the occurrence of any Event of Default or breach (however described) or non-compliance in connection with the Finance Documents, including without limitation any Event of Default or breach (however described) or non-compliance in connection with the Finance Documents which has not been disclosed by the Borrower in writing prior to the date of this Letter or which arises on or after the date of this Letter.

4.2	The provisions of the Finance Documents shall, save as amended by this Letter, continue in full force and effect. This Letter is not (and shall not be deemed to be) a consent, agreement, amendment or waiver in respect of any terms, provisions or conditions of the Finance Documents, except as expressly agreed herein. The Bank reserves any other right or remedy it may have now or subsequently.

4.3	This Letter does not entail a novation of, or have a novative effect on, the Finance Documents.

4.4	The Bank issues this Letter acting in reliance upon the information supplied to the Bank by the Borrower until the date hereof in relation to such matters being true, complete and accurate. It shall be without prejudice to any rights which the Bank may have at any time in relation to any other circumstance or matter other than as specifically referred to in this Letter or in relation to any such information not being true, complete and accurate, which rights shall remain in full force and effect.

4.5	The Borrower shall, at the request of the Bank and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Letter.

4.6	The Bank and the Borrower designate this Letter as a “Finance Document”.

4.7	The provisions of Articles 9.4 (Non-Waiver), 10.2 (Jurisdiction), 10.3 (Place of performance), 10.6 (Invalidity), 10.7 (Amendments), 10.8 (Counterparts) and 11.1 (Notices) of the Finance Contract shall be incorporated into this Letter as if set out in full in this Letter and as if references in those clauses to “this Contract” are references to this Letter.

5.	GOVERNING LAW

5.1	This Letter and any non-contractual obligations arising out of or in connection with it shall be governed by the laws of Luxembourg.

6.	AMENDMENTS FEE

6.1	The Borrower shall pay to the Bank a consent fee in the amount of EUR 5,000 (five thousand euros) to the bank account indicated in the invoice to be issued by the Bank (the “Amendments Fee”).

6.2	The Amendments Fee, once paid, is non-refundable and non-creditable against any other fees payable to the Bank.

7.	SIGNING INSTRUCTIONS

In order to confirm your agreement to the above, we kindly ask you to (i) print-out a copy of this Letter, date it and ensure that it is duly signed on behalf of the Borrower and (ii) return by e-mail to the Bank a scanned version of the signed original Letter marked to the attention of Mr Stefan Becker, Legal Department at e-mail address: [**] and [**] with a copy to [**], at your earliest convenience.

Without prejudice to the above and for the purposes of keeping records of the execution of this Letter, the Bank will deliver to the Borrower 3 (three) originals in paper form and executed on behalf of the Bank. The Borrower shall ensure that such originals are duly executed and that two (2) originals of this Letter, duly signed by all parties, are returned to the Bank.

Yours faithfully,

EUROPEAN INVESTMENT BANK

/s/ Maria-Teresa MASSAAD	/s/ Ovidiu Morariu
Maria-Teresa MASSAAD Head of Division	Ovidiu MORARIU Head of Unit

Agreed and accepted for and on behalf of

BRENMILLER ENERGY LTD

As Borrower under the Finance Contract and as Pledgor under the Equipment and Receivables Pledge Agreement

/s/ Avi Brenmiller	/s/ Ofir Zimmerman
Avi Brenmiller	Ofir Zimmerman
Chairman and Chief Financial Officer	Chief Financial Officer

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